Exhibit-T3E-2
LETTER OF TRANSMITTAL AND CONSENT
Offer to Exchange 13 1/2 % Senior Priority Notes due 2009 (CUSIP Number 69371Y AC2) for any and all
outstanding 13 1/2% Senior Notes due 2009 (CUSIP Number 69371Y AB7) and
Solicitation of Consents to Proposed Amendment to Related Indenture

THIS EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, JANUARY 23, 2007, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”).
The Exchange Agent for the Exchange Offer and Consent Solicitation is:
Wells Fargo Bank Minnesota, N.A.

By Mail or Courier:	By Hand after 4:30 p.m.:

Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations
Sixth & Marquette	Sixth & Marquette
MAC N9303-121	MAC N9303-121
Minneapolis, MN 55479	Minneapolis, MN 55479
Confirm by Telephone:
Phone: (800) 344-5128
     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THIS “LETTER OF TRANSMITTAL AND CONSENT”) TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE WILL NOT CONSTITUTE A VALID TENDER OF YOUR 13 1/2% SENIOR NOTES DUE 2009. CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED SHALL HAVE THE MEANING SET FORTH IN THE OFFERING CIRCULAR.
     By execution hereof, the undersigned acknowledges receipt of the Offering Circular and Consent Solicitation Statement, dated December 21, 2006 (the “Offering Circular”), of Pac-West Telecomm, Inc. (the “Company”), and this Letter of Transmittal and Consent and instructions hereto, which together constitute the Company’s offer to exchange (the “Exchange Offer”) any and all outstanding 13 1/2% Senior Notes due 2009 (the “Old Notes”) for newly issued 13 1/2% Senior Priority Notes due 2009 (the “New Notes”). If the Exchange Offer is consummated, each $1,000 of Old Notes tendered and accepted will be exchanged for an amount of principal of New Notes equal to $1,000 plus the amount of accrued and unpaid interest in respect of such Old Notes through but excluding the date of exchange (rounded to the nearest $1.00). In addition, we are soliciting consents (the “Consent Solicitation”) to an amendment to the Indenture, dated January 29, 1999 (as amended, the “Old Notes Indenture”), among the Company, as issuer, and Wells Fargo (formerly known as Norwest Bank Minnesota N.A.), as indenture trustee (“Old Notes Trustee”) described more fully elsewhere in the Offering Circular (the “Amendment”). Each Holder who properly tenders Old Notes pursuant to the Exchange Offer will be deemed to have consented to the Amendment.
     The terms and conditions of the New Notes are substantially identical to the terms and conditions of the Old Notes, except that interest in respect of the New Notes is not payable until maturity and the New Notes Indenture includes a covenant that is intended to prohibit the Company from repaying any outstanding principal under the Old Notes before all principal and interest is paid under the New Notes, which, as described more fully in the Offering Circular, becomes payable on the same date as outstanding principal under the Old Notes. In addition, the New Notes Indenture will not reflect the terms of the Amendment, which will apply only to the Old Notes Indenture. The Exchange Offer and Consent Solicitation are being made upon the terms and subject to the conditions contained in the Offering Circular.
     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Exchange Offer and Consent Solicitation.
     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND CONSENT AND THE OFFERING CIRCULAR CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR NOMINEE CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL AND CONSENT MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL AND CONSENT MAY BE DIRECTED TO THE COMPANY AS FOLLOWS:
Pac-West Telecomm, Inc.
1776 W. March Lane, Suite 250
Stockton, California 95207
Attn: Reid Cox
(209) 926-3300

List below the Old Notes to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, the certificate numbers and principal amounts of Old Notes should be listed on a separate signed schedule affixed hereto.
DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of DTC
Participant(s) (Please fill in, if blank,
exactly as name(s) appear(s) on	Certificate Number(s) of Old
Certificate(s))	Notes *	Principal Amount of Old Notes Tendered **

Total

*	Need not be completed if Old Notes are being tendered by book-entry transfer.

**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes and given the related consent to the Amendment. See Instruction 2 below.
     This Letter of Transmittal and Consent is to be used if either certificates representing Old Notes are to be forwarded herewith or delivery of Old Notes is to be made by book-entry transfer to an account maintained by Wells Fargo Bank, N.A. (the “Exchange Agent”) at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the Offering Circular under the caption “Procedures for Tendering Old Notes.” DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
     If a Holder desires to tender Old Notes pursuant to the Exchange Offer and consent to the Amendment and (1) certificates representing such Old Notes are not immediately available, (2) time will not permit such Holder’s Letter of Transmittal and Consent, certificates representing such Old Notes and consent to the Amendment and all other required documents to reach the Exchange Agent on or prior to the Expiration Time or (3) the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed on or prior to the Expiration Time, such Holder may properly tender the Old Notes by following the procedures described in the Offering Circular under the caption “The Procedures for Tendering—Guaranteed Delivery Procedures.”
     HOLDERS MUST TENDER THEIR NOTES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL AND CONSENT.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING

Name of Registered Holder(s)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     1. Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above and consents to the Amendment. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a Holder of, such Old Notes as are being tendered hereby and (ii) waives any and all rights with respect to the Old Notes, except for any right the undersigned may have now or in the future under the federal securities laws.
     2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of any and all liens, restrictions, claims, charges, encumbrances, interests and restrictions of any kind and not subject to any adverse claim or proxy.
     3. The undersigned hereby further represents and warrants that the undersigned has full power and authority to consent to the Amendment.
     4. The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to the Old Notes, with full power of substitution, revocation and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) present or cause to be presented the Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, the Old Notes, on the account books maintained by DTC to, or upon the order of, the Company, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of and conditions to the Exchange Offer and Consent Solicitation.
     5. The undersigned releases and discharges the Company and the trustee under the Old Notes Indenture from any and all claims the undersigned may have now or in the future, arising out of or related to the Old Notes, including, without limitation, any claims that the undersigned is entitled to participate in any redemption of the Old Notes, but excluding any such claims under the federal securities laws.
     6. The undersigned understands that if the undersigned tenders Old Notes and gives the related consent to the Amendment, and the Company accepts the Old Notes for exchange and such consent, such acceptance will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offering Circular and this Letter of Transmittal and Consent.
     7. The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer and Consent Solicitation (each of which the Company may waive), set forth in the Offering Circular under the caption “Terms and Conditions of the Exchange Offer and Consent Solicitation,” the Company may not be required to accept for exchange any of the Old Notes tendered (including any Old Notes tendered after the Expiration Time). Any Old Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated below under “Special Delivery Instructions.”
     8. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and Consent and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may not be withdrawn at any time, as further described in the Offering Circular under the caption “Procedures for Tendering Old Notes and Giving Consents—Withdrawal of Tenders and Consents.” See Instruction 8 below.

Letter of Transmittal
     9. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) will be issued in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, the account indicated above maintained at DTC will be credited. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) will be sent to the undersigned at the address shown above in the box entitled “Description of Old Notes Tendered.”
     10. By delivering this Letter of Transmittal and Consent, the undersigned is acknowledging, and will be deemed to have acknowledged, the following:

•	acknowledge that it has not relied on the Company or any person affiliated with the Company in connection with its investigation of the accuracy of such information or its investment decision;

•	acknowledge that no person has been authorized to give information or to make any representation concerning the Company or the New Notes other than as contained herein and, if given or made, such other representation should not be relied upon as having been authorized by the Company or any other person;

•	acknowledge that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agree that if any acknowledgment, representation or agreement deemed to have been made by its participation in the Exchange Offer is no longer accurate, it shall promptly notify the Company; and

•	if it is acquiring any of the New Notes as fiduciary or agent for one or more investor accounts, represent that it has sole investment discretion with respect to each account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account and that each such account is eligible to purchase the New Notes.
     THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER AND CONSENT SOLICITATION IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE OFFERING CIRCULAR AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL AND CONSENT, THE TERMS OF THE OFFERING CIRCULAR SHALL PREVAIL.
     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND CONSENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 8, 9 and 13)
     To be completed ONLY if certificates for Old Notes not exchanged and/or certificates for New Notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal and Consent below, or if Old Notes delivered by book-entry transfer that are not accepted for exchange are to be returned, and/or New Notes are to be issued by book entry transfer, by credit to an account maintained at DTC other than the account indicated above.
Issue ☐ New Notes ☐ Old Notes (check as applicable) to:

Name(s):

(Please Type or print)

(Please Type or Print)

(Please Type or Print)

Address:

(City, State, Zip Code)

(Taxpayer Identification or Social Security Number)

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 8, 9 and 13)
     To be completed ONLY if certificates for Old Notes not exchanged and/or certificates for New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal and Consent below or to such signing person or persons at an address other than shown in the box entitled “Description of Old Notes Tendered” on this Letter of Transmittal and Consent above.
Mail New Notes and/or Old Notes to:

Name(s):

(Please Type or print)

(Please Type or Print)

(Please Type or Print)

Address:

(City, State, Zip Code)

(Taxpayer Identification or Social Security Number)
IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE TRANSMITTED TO, AND RECEIVED BY, THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION TIME.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS)

X		, 200_

X		, 200_

X		, 200_

	Signature(s) of Holder(s)	Date

Telephone Number:

     If a holder is tendering any Old Notes, this Letter of Transmittal and Consent must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 6 below.

Name(s):

(Please Type or print)

(Please Type or print)

Capacity:

Address:

(City, State and Zip Code)
Telephone:

Employer Identification or Social Security Number:

SIGNATURE GUARANTEE
(if required by Instruction 6)

(Authorized Signature)

Name:

(Please Type or print)

Name of Firm:

(Please Type or print)

Address:

(City, State and Zip Code)

Telephone:

Date:

NOTICE OF GUARANTEED DELIVERY
(Not to be used for signature guarantee)
     The undersigned, an Eligible Institution, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC, in each case, in accordance with the procedures set forth in the Offering Circular under the caption “Procedures for Tendering Old Notes and Giving Consents — Guaranteed Delivery Procedures,” together with any required signature guarantee and any other documents required by the Letter of Transmittal and Consent, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Time. See Instruction 4 below.

(Authorized Signature)

Name:

(Please Type or print)

Title:

(Please Type or print)

Name and Firm:

(Please Type or print)

Address:

(City, State and Zip Code)

Telephone:

Date:

NOTE:	DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES SHOULD BE SENT TO THE EXCHANGE AGENT AND ONLY WITH YOUR PROPERLY EXECUTED LETTER OF TRANSMITTAL AND CONSENT.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT SOLICITATION
1. How to Tender Old Notes and Consent to the Amendment.
     Each Holder who holds, directly or indirectly, Old Notes through a nominee should contact such nominee promptly and instruct such nominee to tender Old Notes and consent to the Amendment on its behalf.
     Each Holder who holds Old Notes in physical form, i.e., in certificated form, should (1) properly complete and duly execute this Letter of Transmittal and Consent (or a manually signed facsimile thereof) and (2) submit certificates representing the Old Notes the Holder wishes to tender and mail or deliver this Letter of Transmittal and Consent to the Exchange Agent. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal and Consent, then in order to tender the Old Notes pursuant to the Exchange Offer, the Old Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer signed exactly as the name or names of such Holder or Holders appear on the Old Notes, with the signature(s) on the Old Notes or instrument(s) of transfer guaranteed as provided below.
     Each Holder who is a DTC Participant should electronically transmit such Holder’s acceptance through ATOP (and thereby tender Old Notes), for which the transaction will be eligible.
     THE METHOD OF DELIVERY OF THE OLD NOTES AND THIS LETTER OF TRANSMITTAL AND CONSENT AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF EACH HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN, SUCH DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF EFFECTING DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF OLD NOTES ARE SENT BY MAIL, DELIVERY BY REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO DOCUMENTS SHOULD BE SENT TO THE COMPANY.
2. Partial Tenders (not applicable to holders who tender by book-entry transfer).
     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled “Description of Old Notes Tendered” under “Principal Amount of Old Notes Tendered.” A reissued certificate representing the balance of non-tendered Old Notes of a tendering Holder who physically delivered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal and Consent, promptly after the Expiration Time. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
3. Book-Entry Transfers.
     We expect that the Exchange Agent will establish accounts at DTC with respect to the Old Notes for purposes of the Exchange Offer within two business days after the date of the Offering Circular, and any financial institution that is a DTC Participant may make book-entry delivery of the Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent’s account in accordance with DTC’s procedures for such transfer. Although delivery of Old Notes may be effected through book-entry transfer into the Exchange Agent’s account at DTC, an Agent’s Message (as defined below) in connection with a book-entry transfer, and any other required documents, as the case may be, must in any case be transmitted to and received by the Exchange Agent at one or more of its addresses set forth on the front cover of this Letter of Transmittal and Consent on or prior to the Expiration Time in order to properly tender your Old Notes and consent to the Amendment. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
     The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Old Notes and consenting to the

Amendment and that such participants have received this Letter of Transmittal and Consent and agree to be bound by the terms of this Letter of Transmittal and Consent and that the Company may enforce the terms of this Letter of Transmittal and Consent against such participants.
4. Guaranteed Delivery Procedures.
     If a Holder desires to tender Old Notes pursuant to the Exchange Offer and consent to the Amendment and (a) certificates representing such Old Notes are not immediately available, (b) time will not permit such Holder’s Letter of Transmittal and Consent, certificates representing such Old Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Time or (c) the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed on or prior to the Expiration Time, such Holder may nevertheless tender such Old Notes and consent to the Amendment with the effect that such tender and consent will be deemed to have been received on or prior to the Expiration Time if all the following conditions are satisfied:
o	the tender is made by or through an Eligible Institution;

o	a properly completed and duly executed notice of guaranteed delivery (“Notice of Guaranteed Delivery”), as included in this Letter of Transmittal and Consent, or an Agent’s Message with respect to guaranteed delivery that is accepted by the Company, is received by the Exchange Agent on or prior to the Expiration Time; and

o	the certificates for the tendered Old Notes, in proper form for transfer or a Book-Entry Confirmation of the transfer of such Old Notes into the Exchange Agent’s account at DTC as described above, together with this Letter of Transmittal and Consent (or manually signed facsimile thereof) properly completed and duly executed, with any signature guarantees and any other documents required by this Letter of Transmittal and Consent ,or a properly transmitted Agent’s Message, are received by the Exchange Agent within three business days after the date of execution of the Notice of Guaranteed Delivery.
     The Notice of Guaranteed Delivery may be sent by hand delivery, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.
     THE METHOD OF DELIVERY OF THE OLD NOTES AND THIS LETTER OF TRANSMITTAL AND CONSENT AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF EACH HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN, SUCH DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF EFFECTING DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF OLD NOTES ARE SENT BY MAIL, DELIVERY BY REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO DOCUMENTS SHOULD BE SENT TO THE COMPANY.
5. Expiration Time; Amendments.
     The Exchange Offer and Consent Solicitation will expire at 5:00 p.m., New York City time, on Tuesday, January 23, 2007, the Expiration Time, subject to our right to extend such date and time for the Exchange Offer and Consent Solicitation in our sole discretion, in which case, the Expiration Time shall mean the latest date and time to which the Exchange Offer and Consent Solicitation are extended.
     We reserve the right, in our sole discretion, (1) not to accept any of the Old Notes tendered for any reason, including but not limited to, the failure of any of the tender of Old Notes to comply with the procedures set forth in the Offering Circular under the caption “Procedures for Tendering Old Notes and Giving Consents,” (2) to extend the Exchange Offer and Consent Solicitation, (3) to terminate the Exchange Offer and Consent Solicitation for any reason, including but not limited to, upon the failure of any of the conditions listed in the Offering Circular under the caption in “Terms and Conditions of the Exchange Offer and Consent Solicitation—Conditions to the Exchange Offer and Consent Solicitation” or (4) to interpret, amend or modify the terms of the Exchange Offer and Consent Solicitation, by giving oral (promptly confirmed in writing) or written notice of such delay, extension, termination, amendment or modification to the Exchange Agent. Any such extension, termination or material amendment will be followed promptly by a press release or other permitted means which, in the case of an extension, will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Time.
     If we amend the Exchange Offer and Consent Solicitation in a manner that we determine constitutes a material or significant change, we will extend the Exchange Offer and Consent Solicitation so that it remains open for a period of up to five to ten business days after such amendment is communicated to Holders, depending upon the significance of the amendment. Any change in the consideration offered to Holders of Old Notes in the Exchange Offer and Consent Solicitation shall be paid to all Holders who properly tendered their Old Notes pursuant to the Exchange Offer and Consent Solicitation prior to such change.
6. Signatures; Signature Guarantees.
     Signatures on this Letter of Transmittal and Consent must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”), unless the Old Notes tendered with this Letter of Transmittal and Consent are tendered and delivered (i) by a registered Holder of Old Notes (or by a DTC Participant whose name appears on a security position listing as the owner of such Old Notes) who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal and Consent, or if Old Notes not accepted for exchange are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor as described above.
7. Inadequate Space.
     If the space provided in the box captioned “Description of Old Notes Tendered” is inadequate, the certificate number(s) and/or the principal amount at maturity of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal and Consent.
8. Withdrawal of Tenders and Consents.
     Tenders of Old Notes in connection with the Exchange Offer and related consents to the Amendment are irrevocable and may not be withdrawn at any time. However, if we terminate the Exchange Offer and Consent Solicitation or do not accept your tender of Old Notes, we will return any Old Notes tendered by you without any cost and the related consents will not longer be deemed effective. In the case of certificated Old Notes, the Old Notes will be returned to the Holder at the address shown below the Holder’s signature on this Letter of Transmittal and Consent or unless the Holder of the Old Notes desires that the Old Notes be sent to a different address and so indicates by completing the box entitled “Special Delivery Instructions” or, if the Holder desires that such Old Notes be issued in the name of someone other than the person whose signature appears on this Letter of Transmittal and Consent, by completing the box entitled “Special Issuance Instructions.” In the case of Old Notes tendered using the procedure for book-entry transfer, the Old Notes will be credited to the tendering Holder’s account with DTC as indicated on this Letter of Transmittal and Consent, unless the Holder desires that such Old Notes be returned to a different account and so indicates by completing the box entitled “Special Issuance Instructions.”
9. Special Issuance and Delivery Instructions.
     Whether or not Old Notes being exchanged are certificated, New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal and Consent, then the Holder should so indicate by completing the box entitled “Special Issuance Instructions.” If the Old Notes being exchanged and certificated and the New Notes are to be delivered to the signer of this Letter of Transmittal and Consent at an address other than that shown above, then the box entitled “Special Delivery Instructions” should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if properly tendered by book-entry transfer, by crediting the account indicated above maintained with DTC.
10. Interpretation.
     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Old Notes and related consents to the Amendment pursuant to any of the procedures described above will be determined by us in our sole discretion (and or determination shall be final and binding). We expressly reserve the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any Old Notes and related consents to the Amendment determined by it not to be in proper form or if the acceptance for tender of Old Notes or tender for Old Notes and related consents to the Amendment, may in the opinion of our counsel be unlawful. We also reserve the absolute right, in our sole discretion, subject to applicable law, to waive or amend any of the conditions of the Exchange Offer and Consent Solicitation or to waive any defect or irregularity in any tender with respect to Old Notes of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. Our interpretation of the terms and conditions of the Exchange Offer and the Consent Solicitation (including this Letter of Transmittal and Consent and the instructions thereto) will be final and binding. None of us, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.
11. Questions, Requests for Assistance and Additional Copies.
     Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the back of this Letter of Transmittal and Consent. Additional copies of the Offering Circular, this Letter of Transmittal and Consent or the notice of guaranteed delivery and consent may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.
12. Waiver of Conditions.
     The Company’s obligation to complete the Exchange Offer and Consent Solicitation is subject to the conditions described in the Offering Circular under the caption “Terms and Conditions of the Exchange Offer and Consent Solicitation—Conditions to the Exchange Offer and Consent Solicitation.” These conditions are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to any such condition (including any action or inaction by the Company) and may be waived by the Company, in whole or in part, at any time and from time to time. The failure by the Company at any time to exercise any of the foregoing rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.
13. Termination of Exchange Offer and Consent Solicitation and Return of Old Notes
     The Company reserves the right to terminate the Exchange Offer and Consent Solicitation, in its sole discretion, at any time and for any reason without accepting any of the tendered Old Notes or consents given, even if the Old Notes are properly tendered into the Exchange Offer. This right of termination is for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to such decision at any time. If the Company exercises such right, the Company will give oral or written notice thereof to the Exchange Agent and will make a public announcement thereof as promptly as practicable. Neither the Company nor the Exchange Agent shall be under any duty to give notification of such termination, except as provided herein, or shall incur any liability for failure to give any such notification.
     Promptly following termination of the Exchange Offer and Consent Solicitation, any Old Notes that have been tendered for exchange will be returned to the respective Holder of the Old Notes without cost to such Holder. In the case of certificated Old Notes, the Old Notes will be returned to the Holder at the address shown below the Holder’s signature on this Letter of Transmittal and Consent or unless the Holder of the Old Notes desires that the Old Notes be sent to a different address and so indicates by completing the box entitled “Special Delivery Instructions” or, if the Holder desires that such Old Notes be issued in the name of someone other than the person whose signature appears on this Letter of Transmittal and Consent, by completing the box entitled “Special Issuance Instructions.” In the case of Old Notes tendered using the procedure for book-entry transfer, the Old Notes will be credited to the tendering Holder’s account with DTC as indicated on this Letter of Transmittal and Consent, unless the Holder desires that such Old Notes be returned to a different account and so indicates by completing the box entitled “Special Issuance Instructions.”
14. No Conditional Tenders.
     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal and Consent, waive any right to receive notice of the acceptance of Old Notes for exchange.

15. Lost, Destroyed or Stolen Certificates.
     Holders whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Old Notes Trustee at the following address: Wells Fargo Bank Minnesota, N.A., Corporate Trust Operations, 6th & Marquette Avenue, Minneapolis, Minnesota 5547.
16. Transfer Taxes.
     You will not be obligated to pay any transfer taxes in connection with the proper tender of Old Notes in the Exchange Offer unless you instruct the Company to register New Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering Holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal and Consent, no certificates for New Notes will be issued until such evidence is received by the Exchange Agent.
17. Acceptance of Old Notes and Delivery of New Notes.
     In all cases, delivery of New Notes in exchange for Old Notes accepted for exchange pursuant to the Exchange Offer and Consent Solicitation will be made only after timely receipt by the Exchange Agent of certificates representing the Old Notes or confirmation of book-entry transfer thereof, this Letter of Transmittal and Consent properly completed and duly executed (or a manually signed facsimile thereof) or an Agent’s Message following compliance with DTC’s ATOP procedures and any other documents required hereby.
     We will be deemed to have accepted properly tendered Old Notes and related consents only when, and if, we have given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. We will issue New Notes for Old Notes accepted for exchange in the Exchange Offer by depositing the New Notes with the Exchange Agent. In the case of Old Notes held through DTC, the New Notes will be delivered in book-entry form promptly following the Expiration Time. In the case of Old Notes held in physical form, i.e., in certificated form, the Exchange Agent will deliver the New Notes in physical form promptly following the Expiration Time. The Exchange Agent will act as agent for the tendering Holders for the purpose of receiving the New Notes and transmitting the Old Notes to such Holders.
     If any properly tendered Old Notes are not accepted for any reason set forth in the terms and conditions of the Exchange Offer and Consent Solicitation, such Old Notes will be returned promptly after the expiration or termination of the Exchange Offer and Consent Solicitation and without expense to the tendering Holder or such Old Notes will be credited to an account maintained at DTC designated by the DTC Participant who so delivered such Old Notes, in either case, unless the tendering otherwise specifies in accordance with the Special Issuance and Delivery Instructions described in Instruction 9 above.
     All tendering Holders, by execution of this Letter of Transmittal and Consent, waive any right to receive notice of acceptance of their Old Notes for exchange pursuant to the Exchange Offer and Consent Solicitation.

IMPORTANT:	UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL AND CONSENT OR, IN THE CASE OF OLD NOTES PROPERLY TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC, AN AGENT’S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL AND CONSENT MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION TIME.

     Questions and requests for assistance may be directed to the Exchange Agent at the address and telephone number listed below. Additional copies of the Offering Circular, this Letter of Transmittal and Consent and other Exchange Offer and Consent Solicitation materials may be obtained from the Exchange Agent as set forth below, and will be furnished promptly at the Company’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer and Consent Solicitation.
The Exchange Agent for the Exchange Offer and Consent Solicitation is:
WELLS FARGO BANK, N.A.
Wells Fargo Bank, N.A.
Corporate Trust Operations
Sixth & Marquette
MAC N9303-121
Minneapolis, MN 55479
Phone: (800) 344-5128
Fax: (612) 667-6282